Exhibit 10.2

Execution Version

SECOND AMENDMENT

TO

SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

DATED AS OF NOVEMBER 13, 2014

AMONG

DIAMONDBACK ENERGY, INC.,

AS PARENT GUARANTOR

DIAMONDBACK O&G LLC,

AS BORROWER,

THE GUARANTORS,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

SOLE BOOK RUNNER AND SOLE LEAD ARRANGER

WELLS FARGO SECURITIES, LLC

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) dated as of November 13, 2014 is among: DIAMONDBACK ENERGY, INC., a Delaware corporation, as the Parent Guarantor (the “Parent Guarantor”); DIAMONDBACK O&G LLC, a Delaware limited liability company (the “Borrower”); each of the undersigned guarantors (together with the Parent Guarantor, the “Guarantors”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. The Parent Guarantor, the Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of November 1, 2013 as amended by that certain First Amendment dated as of June 9, 2014 (as amended, modified or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested and all of the Lenders have agreed to amend certain provisions of the Credit Agreement as set forth herein.

C. Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Second Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Second Amendment. Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendment to Credit Agreement. The Credit Agreement is hereby amended by deleting the defined term “Borrowing Base Utilization Percentage” in Section 1.02, and in each instance of its use throughout the Credit Agreement replacing it with the term “Utilization Percentage”.

2.2 Amendments to Section 1.02. Section 1.02 is hereby amended by replacing or adding the following definitions, as applicable, with the following:

“‘Additional Lender’ has the meaning assigned to such term in Section 2.07A(b)(i).

‘Additional Lender Agreement’ has the meaning assigned to such term in Section 2.07A(b)(ii)(G).

‘Aggregate Elected Commitment Amount’ at any time shall equal the sum of the Elected Commitment Amounts, as the same may be modified from time to time pursuant to Section 2.07A. As of the Second Amendment Effective Date, the Aggregate Elected Commitment Amount is $500,000,000.

‘Agreement’ means this Second Amended and Restated Credit Agreement, as amended by the First Amendment dated as of June 9, 2014 and the Second Amendment dated as of November 13, 2014, as the same may be further amended, modified or supplemented from time to time.

‘Applicable Percentage’ means, with respect to any Lender, the percentage of the Aggregate Elected Commitment Amount represented by such Lender’s Elected Commitment Amount as such percentage is set forth on Annex I; provided that if the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Credit Exposures then outstanding.

‘Commitment’ means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) modified from time to time pursuant to Section 2.06 and Section 2.07A and (b) modified from time to time pursuant to assignments by or to such Lender pursuant to Section 12.04(b), and “Commitments” means the aggregate amount of the Commitments of all Lenders. The amount representing each Lender’s Commitment shall at any time be the least of such Lender’s: (i) Maximum Credit Amount, (ii) Elected Commitment Amount and (iii) Applicable Percentage of the then effective Borrowing Base.

‘Elected Commitment Amount’ means, as to each Lender, the amount set forth opposite such Lender’s name on Annex I under the caption “Elected Commitment Amount”, as the same may be modified from time to time pursuant to Section 2.07A.

‘Elected Commitment Amount Increase Agreement’ has the meaning assigned to such term in Section 2.07A(b)(ii)(F).

‘LIBO Rate’ means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Reuters Screen LIBOR01 Page as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period; provided that such rate shall never be less than 0.0%. In the event that such rate does not appear on such page (or otherwise on such screen), the “LIBO

Rate” shall be determined by reference to such other comparable publicly available service for displaying Eurodollar rates as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which the Administrative Agent is offered dollar deposits at or about 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period in the interbank Eurodollar market where its Eurodollar and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

‘Maximum Credit Amount’ means, as to each Lender, the amount set forth opposite such Lender’s name on Annex I under the caption “Maximum Credit Amount”, as such amount may be (a) reduced or terminated from time to time in connection with a reduction or termination of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b), (b) increased from time to time pursuant to Section 2.07(A)(b), or (c) modified from time to time pursuant to any assignment permitted by Section 12.04(b).

‘Utilization Percentage’ means, as of any day, the fraction expressed as a percentage, the numerator of which is the sum of the Revolving Credit Exposures on such day, and the denominator of which is the total Commitments in effect on such day.”

2.3 Amendment to Section 2.03(v). Section 2.03(v) is hereby amended by deleting such Section in its entirety and replacing it with the following:

(v) the amount of the then effective Borrowing Base, the Aggregate Elected Commitment Amount and the current total Revolving Credit Exposures (without regard to the requested Borrowing) and the pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing); and”

2.4 Amendment to Section 2.03. Section 2.03 is hereby amended by deleting the penultimate sentence thereof and replacing it with the following:

“Each Borrowing Request shall constitute a representation that the amount of the requested Borrowing shall not cause the total Revolving Credit Exposures to exceed the total Commitments (i.e., the least of the Aggregate Maximum Credit Amounts, the Aggregate Elected Commitment Amount and the then effective Borrowing Base).”

2.5 Amendment to Section 2.07(b). Section 2.07(b) is hereby amended by replacing the terms “April 1st” and “October 1st” with the terms “May 1st” and “November 1st”, respectively.

2.6 Amendment to Section 2.07(c)(ii)(A). Section 2.07(c)(ii)(A) is hereby amended by replacing the terms “March 15th” and “September 15th” with the terms “April 15th” and “October 15th”, respectively.

2.7 Amendment to Section 2.07(d)(i). Section 2.07(d)(i) is hereby amended by replacing the terms “April 1st” and “October 1st” with the terms “May 1st” and “November 1st”, respectively.

2.8 Amendment to Article II. Article II is hereby amended by adding the following Section 2.07A after Section 2.07:

“Section 2.07A Optional Modifications of Aggregate Elected Commitment Amount.

(a) Establishment of Aggregate Elected Commitment Amount. Within the three Business Day period following its receipt of the New Borrowing Base Notice as a result of a Scheduled Redetermination or Interim Redetermination, as applicable, the Borrower shall provide written notice to the Administrative Agent and the Lenders that specifies for the period from the effective date of the New Borrowing Base Notice until the earliest of the next succeeding Scheduled Redetermination Date or Interim Redetermination Date the amount it requests that the Lenders provide as the Aggregate Elected Commitment Amount in accordance with the following procedure:

(i) if the amount of the Aggregate Elected Commitment Amount is unchanged, then each Lender’s Elected Commitment Amount will remain unchanged;

(ii) if the amount of the Aggregate Elected Commitment Amount is to decrease, then each Lender’s Elected Commitment Amount will be decreased ratably in accordance with its Applicable Percentage of the reduction; and

(iii) if the amount of the Aggregate Elected Commitment Amount is to increase, then any increase will be effected in accordance with Section 2.07A(b).

(b) Optional Increase of Aggregate Elected Commitment Amount.

(i) In addition to any increase in the Aggregate Elected Commitment Amount pursuant to Section 2.07A(a), and subject to the conditions set forth in Section 2.07A(b)(ii), the Borrower may increase the Aggregate Elected Commitment Amount then in effect by increasing the Elected Commitment Amount of any one or more Lenders and/or by causing a Person that is reasonably acceptable to the Administrative Agent that at such time is not a Lender (it being agreed that any Affiliate of a Lender shall be deemed acceptable to the Administrative Agent) to become a Lender (an “Additional Lender”).

(ii) Any increase in the Aggregate Elected Commitment Amount shall be subject to the following additional conditions:

(A) such increase shall not (I) result in the Aggregate Elected Commitment Amount or the total Revolving Credit Exposure exceeding the

Borrowing Base then in effect and (II) if not in connection with any Scheduled Redetermination or Interim Redetermination, be less than $25,000,000 unless such increase is equal to the remaining difference between the Aggregate Elected Commitment Amount and the Borrowing Base then in effect;

(B) following any Scheduled Redetermination Date or Interim Redetermination Date, the Borrower may not increase the Aggregate Elected Commitment Amount more than once before the next Scheduled Redetermination Date or Interim Redetermination Date, as applicable;

(C) no Default shall have occurred and be continuing on the effective date of such increase;

(D) on the effective date of such increase, if any Eurodollar Borrowings are outstanding, then (I) the effective date of such increase shall be the last day of the Interest Period in respect of such Eurodollar Borrowings, (II) the Lenders shall each take a ratable share of such increase or (III) the Borrower shall pay compensation required by Section 5.02;

(E) no Lender’s Elected Commitment Amount may be increased without the consent of such Lender;

(F) if the Borrower elects to increase the Aggregate Elected Commitment Amount by increasing the Elected Commitment Amount of a Lender, then (I) the Borrower and such Lender shall execute and deliver to the Administrative Agent an agreement substantially in the form of Exhibit H-1 (an “Elected Commitment Amount Increase Agreement”); and (II) the Borrower shall (1) if requested by such Lender, deliver a Note payable to such Lender in a principal amount equal to its Maximum Credit Amount, and otherwise duly completed (if its Maximum Credit Amount has also increased) and (2) pay any fees as may have been agreed to between the Borrower, such Lender and/or the Administrative Agent; and

(G) if the Borrower elects to increase the Aggregate Elected Commitment Amount by causing an Additional Lender to become a party to this Agreement, then (I) the Borrower and such Additional Lender shall execute and deliver to the Administrative Agent an agreement substantially in the form of Exhibit H-2 (an “Additional Lender Agreement”), together with an Administrative Questionnaire and a processing and recordation fee of $3,500; and (II) the Borrower shall (1) if requested by such Lender, deliver a Note payable to such Additional Lender in a principal amount equal to its Maximum Credit Amount, and otherwise duly completed and (2) pay any fees as may have been agreed to between the Borrower, the Additional Lender and/or the Administrative Agent.

(iii) Subject to acceptance and recording thereof pursuant to Section 2.07A(b)(iv), from and after the effective date specified in the Elected Commitment Amount Increase Agreement or the Additional Lender Agreement: (A) the amount of the Aggregate Elected Commitment Amount shall be increased as set forth therein, and (B) in the case of an Additional Lender Agreement, any Additional Lender party thereto shall be a party to this Agreement and have the rights and obligations of a Lender under this Agreement and the other Loan Documents. In addition, the Lender or the Additional Lender, as applicable, shall purchase a pro rata portion of the outstanding Loans (and participation interests in Letters of Credit) of each of the other Lenders (and such Lenders hereby agree to sell and to take all such further action to effectuate such sale) such that each Lender (including any Additional Lender, if applicable) shall hold its Applicable Percentage of the outstanding Loans (and participation interests in Letters of Credit) after giving effect to the increase in the Aggregate Elected Commitment Amount.

(iv) Upon its receipt of a duly completed Elected Commitment Amount Increase Agreement or an Additional Lender Agreement, executed by the Borrower and the Lender or by the Borrower and the Additional Lender party thereto, as applicable, the processing and recording fee referred to in Section 2.07A(b)(ii) and the Administrative Questionnaire referred to in Section 2.07A(b)(ii), if applicable, the Administrative Agent shall accept such Elected Commitment Amount Increase Agreement or Additional Lender Agreement and record the information contained therein in the Register required to be maintained by the Administrative Agent pursuant to Section 12.04(b)(iv). No increase in the Aggregate Elected Commitment Amount shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 2.07A(b)(iv).

(v) Upon any increase in the Aggregate Elected Commitment Amount pursuant to this Section 2.07A(b), (A) each Lender’s Maximum Credit Amount shall be automatically deemed amended to the extent necessary so that each such Lender’s percentage of the Aggregate Maximum Credit Amounts equals such Lender’s Applicable Percentage, in each case after giving effect to such increase, and (B) Annex I to this Agreement shall be deemed amended to reflect the Maximum Credit Amount and Elected Commitment Amount of each Lender (including any Additional Lender) as thereby amended and any resulting changes in the Lenders’ Applicable Percentages.

(vi) In the event that any Lender’s Maximum Credit Amount increases or decreases as a result of the foregoing clause (v), if requested, the Borrower shall deliver or cause to be delivered, to the extent such Lender is then holding a Note, on the effective date of such increase or decrease, a new Note payable to such Lender in a principal amount equal to its Maximum Credit Amount after giving effect to such increase or decrease, and otherwise duly completed.

(c) Optional Reduction of Aggregate Elected Commitment Amount.

(i) The Borrower may at any time reduce the Aggregate Elected Commitment Amount; provided that (A) each reduction shall be in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000 and (B) the Borrower shall not terminate or reduce the Aggregate Elected Commitment Amount unless, after giving effect to any concurrent prepayment of the Loans, the total Revolving Credit Exposures would not exceed the total Commitments.

(ii) The Borrower shall notify the Administrative Agent of any election to reduce the Aggregate Elected Commitment Amount under Section 2.07A(c)(i) at least three Business Days prior to the effective date of such reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.07A(c)(ii) shall be irrevocable. Each reduction of the Aggregate Elected Commitment Amount shall be made ratably among the Lenders in accordance with each Lender’s Applicable Percentage.”

2.9 Amendment to Section 2.08(b). Section 2.08(b) is hereby amended by deleting the penultimate paragraph thereof and replacing it with the following:

“Each such notice shall constitute a representation that after giving effect to the requested issuance, amendment, renewal or extension, as applicable, (i) the LC Exposure shall not exceed the LC Commitment and (ii) the total Revolving Credit Exposures shall not exceed the total Commitments (i.e. the least of the Aggregate Maximum Credit Amounts, the Aggregate Elected Commitment Amounts and the then effective Borrowing Base).”

2.10 Amendment to Section 3.04(c)(i). Section 3.04(c)(i) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(i) If, after giving effect to any termination or reduction of the Aggregate Maximum Credit Amounts or Aggregate Elected Commitment Amount pursuant to Section 2.06(b) or Section 2.07A, the total Revolving Credit Exposures exceeds the total Commitments, then the Borrower shall immediately (and in any event on the Business Day of such termination or reduction) (A) prepay the Borrowings in an aggregate principal amount equal to such excess, and (B) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j).”

2.11 Amendment to Section 8.12(a). Section 8.12(a) is hereby amended by replacing the terms “March 1st” and “September 1st” with the terms “March 31st” and “September 30th”, respectively.

2.12 Amendment to Section 12.02(b)(i). Section 12.02(b)(i) is hereby amended by inserting the phrase “or Elected Commitment Amount” after the phrase “Maximum Credit Amount” therein.

2.13 Amendment to Section 12.04(d). Section 12.04(d) is hereby amended by inserting the phrase “or any other central bank” after the phrase “Federal Reserve Bank” therein.

2.14 Amendment to Credit Agreement Exhibits. The Exhibits to the Credit Agreement are hereby amended by adding Exhibits H-1 and H-2 attached hereto.

Section 3. Borrowing Base. From and after the Second Amendment Effective Date until the next Redetermination Date the Borrowing Base shall be $750,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 2.07(f), Section 8.13(c), Section 9.05(n)(iii), or Section 9.12(d).

Section 4. Assignments and Reallocations of Commitments and Loans. The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Maximum Credit Amounts and to, among other things, allow BOKF, NA dba Bank of Oklahoma, Branch Banking and Trust Company and ING Capital LLC to become a parties to the Credit Agreement as Lenders (the “New Lenders”) by acquiring an interest in the Aggregate Maximum Credit Amount. The Administrative Agent and the Borrower hereby consent to such reallocation and the New Lenders’ acquisition of an interest in the Aggregate Maximum Credit Amount and the other Lenders’ assignments of their Maximum Credit Amounts. On the Second Amendment Effective Date and after giving effect to such reallocations, the Maximum Credit Amount of each Lender shall be as set forth on Annex I of this Second Amendment, which Annex I supersedes and replaces the Annex I to the Credit Agreement. With respect to such reallocation, the New Lenders shall be deemed to have acquired the Maximum Credit Amount allocated to them from each of the other Lenders pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit F to the Credit Agreement as if the New Lenders and the other Lenders had executed an Assignment and Assumption Agreement with respect to such allocation.

Section 5. Conditions Precedent. This Second Amendment shall become effective on the date (such date, the “Second Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02):

5.1 The Administrative Agent shall have received from all of the Lenders, the Guarantors and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Person.

5.2 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

5.3 The Administrative Agent shall have received from the Borrower and/or the applicable Guarantors, additional mortgages and/or supplements to mortgages such that the Borrower is in compliance with Section 8.14(a).

5.4 To the extent requested by a Lender, new Notes executed by the Borrower reflecting such Lender’s Maximum Credit Amount.

5.5 No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Second Amendment.

The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 6. Miscellaneous.

6.1 Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

6.2 Ratification and Affirmation; Representations and Warranties. Each of the Guarantors and the Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment:

(i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct as of such specified earlier date,

(ii) no Default or Event of Default has occurred and is continuing, and

(iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

6.3 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

6.4 NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN

CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.5 GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

6.6 Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.

6.7 Severability. Any provision of this Second Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8 Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.9 Loan Document. This Second Amendment is a Loan Document.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

DIAMONDBACK O&G LLC, as Borrower

By:	/s/ Randall J. Holder

Name: Randall J. Holder
Title: Vice President

DIAMONDBACK ENERGY, INC., as the Parent Guarantor

By:	/s/ Randall J. Holder

Name: Randall J. Holder
Title: Vice President

DIAMONDBACK E&P LLC, as a Guarantor

By:	/s/ Randall J. Holder

Name: Randall J. Holder
Title: Vice President

WHITE FANG ENERGY LLC, as a Guarantor

By:	/s/ Randall J. Holder

Name: Randall J. Holder
Title: Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Patrick Fults
Name: Patrick Fults
Title: Director

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael Higgins
Name: Michael Higgins
Title: Director

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

By:	/s/ Whitney Gaston
Name: Whitney Gaston
Title: Authorized Signatory

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Alan Dawson
Name: Alan Dawson
Title: Director

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nicholas T. Hanford
Name: Nicholas T. Hanford
Title: Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ JB Askew
Name: JB Askew
Title: Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N. A.,
as a Lender

By:	/s/ Anson D. Williams
Name: Anson D. Williams
Title: Authorized Officer

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK,
as a Lender

By:	/s/ Chulley Bogle
Name: Chulley Bogle
Title: Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

BOKF, N.A. DBA BANK OF OKLAHOMA,
as a Lender

By:	/s/ John Krenger
Name: John Krenger
Title: Assistant Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Ryan Aman
Name: Ryan Aman
Title: Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

IBERIABANK,
as a Lender

By:	/s/ W. Bryan Chapman
Name: W. Bryan Chapman
Title: Executive Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

ING CAPITAL LLC,
as a Lender

By:	/s/ Michael Price
Name: Michael Price
Title: Managing Director

By:	/s/ Juli Bieser
Name: Juli Bieser
Title: Director

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

WEST TEXAS NATIONAL BANK,
as a Lender

By:	/s/ Chris L. Whigham
Name: Chris L. Whigham
Title: Senior Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment Amount
Wells Fargo Bank, National Association	18.200%	$364,000,000.00	$91,000,000.00
Capital One, National Association	10.400%	$208,000,000.00	$52,000,000.00
Credit Suisse AG, Cayman Islands Branch	10.400%	$208,000,000.00	$52,000,000.00
The Bank of Nova Scotia	10.400%	$208,000,000.00	$52,000,000.00
U.S. Bank National Association	10.400%	$208,000,000.00	$52,000,000.00
Amegy Bank National Association	8.600%	$172,000,000.00	$43,000,000.00
JPMorgan Chase Bank, N.A.	8.600%	$172,000,000.00	$43,000,000.00
SunTrust Bank	8.600%	$172,000,000.00	$43,000,000.00
BOKF, N.A. dba Bank of Oklahoma	3.000%	$60,000,000.00	$15,000,000.00
Branch Banking and Trust Company	3.000%	$60,000,000.00	$15,000,000.00
Iberiabank	3.000%	$60,000,000.00	$15,000,000.00
ING Capital LLC	3.000%	$60,000,000.00	$15,000,000.00
West Texas National Bank	2.400%	$48,000,000.00	$12,000,000.00

TOTAL	100.00%	$2,000,000,000.00	$500,000,000.00

ANNEX I

EXHIBIT H-1

FORM OF ELECTED COMMITMENT AMOUNT INCREASE AGREEMENT

THIS ELECTED COMMITMENT AMOUNT INCREASE AGREEMENT (this “Agreement”) dated as of [            ], is between [Insert name of Exercising Lender] (the “Exercising Lender”) and Diamondback O&G LLC (the “Borrower”). Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement referred to below.

R E C I T A L S

A. The Borrower, Wells Fargo Bank, National Association, as the Administrative Agent and the other Agents and certain Lenders have entered into that certain Second Amended and Restated Credit Agreement dated as of November 1, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. The Borrower has requested, pursuant to Section 2.07A(b) of the Credit Agreement, that the Aggregate Elected Commitment Amount be increased by $[—] to a total of $[—] and that the Elected Commitment Amount of the Exercising Lender be increased by $[—] to a total of $[—].

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.01 Elected Commitment Amount Increase.

(a) Pursuant to Section 2.07A(b) of the Credit Agreement, effective as of the date hereof in accordance with Section 1.04 hereof, the Exercising Lender’s Elected Commitment Amount is hereby increased from $[—] to $[—].

(b) Annex I of the Credit Agreement is hereby amended to reflect the increase in the Exercising Lender’s Elected Commitment Amount contemplated hereby.

Section 1.02 Agreements. The Exercising Lender hereby agrees that (i) it has heretofore and will continue to hereafter, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with the terms of the Credit Agreement, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender (including, without limitation, any obligations of it, if any, under Section 2.07A(b) of the Credit Agreement).

Section 1.03 Confirmation. The provisions of the Credit Agreement, as amended from time to time in accordance with its terms, shall remain in full force and effect following the effectiveness of this Agreement.

Exhibit H-1 - 1

Section 1.04 Effectiveness. This Agreement shall become effective on the date hereof in accordance with Section 2.07A(b) of the Credit Agreement.

Section 1.05 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 1.06 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

Section 1.07 Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 1.08 Notices. All communications and notices hereunder shall be in writing and given as provided in Section 12.01 of the Credit Agreement.

Section 1.09 Loan Document. This Agreement is a Loan Document.

[Signature Page Follows]

Exhibit H-1 - 2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

DIAMONDBACK O&G LLC,
as the Borrower

By:
Name:

Title:

[Exercising Lender],
as a Lender

By:
Name:

Title:

Acknowledged and accepted by:

Wells Fargo Bank, National Association,

as Administrative Agent

By:
Name:

Title:

Exhibit H-1 - 3

EXHIBIT H-2

FORM OF ADDITIONAL LENDER AGREEMENT

THIS ADDITIONAL LENDER AGREEMENT (this “Agreement”) dated as of [—], is between [Insert name of Additional Lender] (the “Additional Lender”) and Diamondback O&G LLC (“Borrower”). Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement referred to below.

R E C I T A L S

A. The Borrower, Wells Fargo Bank, National Association, as the Administrative Agent and the other Agents and certain Lenders have entered into that certain Credit Agreement dated as of November 1, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. The Borrower has requested, pursuant to Section 2.07A(b) of the Credit Agreement, that the Aggregate Elected Commitment Amount be increased by $[—] to a total of $[—] and that the Additional Lender’s Maximum Credit Amount of $[—] and Elected Commitment Amount $[—] be established hereby.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.01 Additional Lender.

(a) Pursuant to Section 2.07A(b) of the Credit Agreement, effective as of the date hereof in accordance with Section 1.04 hereof, the Additional Lender shall hereby (i) become a Lender under, and for all purposes of, the Credit Agreement with a Maximum Credit Amount of $[—] and an Elected Commitment Amount of $[—] and (ii) have all of the rights and obligations of a Lender under the Credit Agreement.

(b) Annex I of the Credit Agreement is hereby amended to reflect the establishment of the Additional Lender’s Maximum Credit Amount and Elected Commitment Amount as contemplated hereby.

Section 1.02 Agreements. The Exercising Lender hereby agrees that (i) it has heretofore and will continue to hereafter, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with the terms of the Credit Agreement, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender (including, without limitation, any obligations of it, if any, under Section 2.07A(b) of the Credit Agreement).

Exhibit H-2 - 1

Section 1.03 Confirmation. The provisions of the Credit Agreement, as amended from time to time in accordance with its terms, shall remain in full force and effect following the effectiveness of this Agreement.

Section 1.04 Effectiveness. This Agreement shall become effective on the date hereof in accordance with Section 2.07A(b) of the Credit Agreement.

Section 1.05 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 1.06 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE TEXAS.

Section 1.07 Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 1.08 Notices. All communications and notices hereunder shall be in writing and given as provided in Section 12.01 of the Credit Agreement; provided that all communications and notices hereunder to each Additional Lender shall be given to it at the address set forth in its Administrative Questionnaire.

Section 1.09 Loan Document. This Agreement is a Loan Document.

[Signature Page Follows]

Exhibit H-2 - 2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

DIAMONDBACK O&G LLC,
as the Borrower

By:
Name:

Title:

[Additional Lender],
as the Additional Lender

By:
Name:

Title:

[Consented to pursuant to Section 2.07A(b)(i) and] Acknowledged and Accepted by:

Wells Fargo Bank, National Association,
as Administrative Agent

By:

Name:

Title:

Exhibit H-2 - 3